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                                  Exhibit 10.42

                                    MORTGAGE

         This MORTGAGE (herein "INSTRUMENT") is made as of July 30, 2001, and is given by the Mortgagor, LAKESHORE MARKETPLACE, LLC, a Delaware limited liability company, whose address is 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 (HEREIN "BORROWER"), to the Mortgagee, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, whose address is 600 Steamboat Road, Greenwich, Connecticut 06830, together with its successors, assigns and transferees, (herein "LENDER").

         BORROWER, in consideration of the indebtedness herein recited, irrevocably grants, warrants, conveys, mortgages and assigns to Lender, with power of sale, the following described property located in the County of Muskegon, State of Michigan, and more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference for all purposes.

         TOGETHER with all buildings, improvements and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), all rights to divide the property pursuant to Public Act 591 of the Michigan Public Acts of 1966, as amended (MCL 560-101 et. seq.), royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, tax refunds, trade names, licenses, permits, Borrower's rights to insurance proceeds, unearned insurance premiums and chooses in action; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "PROPERTY";

         TOGETHER with all right, title and interest in, to and under any and all leases now or hereinafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the Property (hereinafter referred to collectively as the "LEASES" and singularly as a "LEASE"), together with all rents, earnings, income, profits, benefits and advantages arising from the Property and from said Leases and all other sums due or to become due under and pursuant thereto, and together with any and all guarantees and supporting obligations of or under, and letter of credit rights relating to, any of said Leases, and together with all rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases, including, without limitation, the immediate and continuing right to receive and collect all rents, income, revenues,


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issues, profits, condemnation awards, insurance proceeds, moneys, investment property and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Property and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases as agent and attorney-in-fact for Borrower, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which Borrower is or may become entitled to do under any such Lease together with all accounts, monetary obligations, general intangibles, chattel paper, contract rights, franchises, interests, estates or other claims, both at law and in equity, relating to the Property, to the extent not included in rent earnings and income under any of the Leases;

         TOGETHER with all right, title and interest in, to and under any and all reserve, deposit or escrow accounts (the "ACCOUNTS") made pursuant to any loan document made between Borrower and Lender with respect to the Property, together with all income, profits, benefits and advantages arising therefrom, and together with all rights, powers, privileges, options and other benefits of Borrower under the Accounts, and together with the right to do any and all other things whatsoever which Borrower is or may become entitled to do under the Accounts;

         TOGETHER with all agreements, contracts, certificates, guaranties, warranties, instruments, franchises, permits, licenses, plans, specifications, records and other documents, now or hereafter entered into, and all rights therein and thereto, pertaining to the use, occupancy, construction, management or operation of the Property and any part thereof and any improvements or respecting any business or activity conducted on the Property and any part thereof and all right, title and interest of Borrower therein, including the right to receive and collect any sums payable to Borrower thereunder and all deposits or other security or advance payments made by Borrower with respect to any of the services related to the Property or the operation thereof;

         TOGETHER with all tradenames, software, trademarks, trademark applications, servicemarks, logos, copyrights, copyright applications, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and

         TOGETHER with any and all proceeds resulting or arising from any of the foregoing (the Property, the Leases, the Accounts, and all other property, whether real, personal, tangible, or intangible, described above, and all proceeds thereof, may be referred to collectively as the "COLLATERAL").

         THIS INSTRUMENT SECURES TO LENDER (a) the repayment of the indebtedness evidenced by Borrower's note dated of even date herewith (herein "NOTE;" the loan evidenced by the Note may be referred to as the "LOAN") in the principal sum of Fifteen Million Nine Hundred Ninety-Three Thousand Dollars ($15,993,000.00), with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on August 1, 2011 (the "MATURITY DATE"), and all renewals, extensions and modifications thereof; (b) the performance of the covenants and


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agreements of Borrower contained in an Environmental Indemnity Agreement
(herein so-called) between Lender and Borrower dated of even date herewith;
(c) the payment of all other sums, with interest thereon, advanced by Lender in accordance herewith to protect the security of this Instrument; and (d) the performance of the covenants and agreements of Borrower herein contained, or contained in any other Loan Document (as hereinafter defined), INCLUDING BORROWER'S COVENANT TO REPAY ALL OTHER SUMS NOW OR HEREAFTER DUE HEREUNDER (the Note, this Instrument, and all other documents or instruments given by Borrower or others and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by the Note may be referred to as the "LOAN DOCUMENTS")(the Loan and other sums due or to become due under the Loan Documents, and all other liabilities and obligations described in the foregoing clauses (a), (b), (c) and (d), are herein sometimes collectively referred to as the "SECURED OBLIGATIONS"). Without limitation of the foregoing, the following documents and instruments of even date herewith are Loan Documents: this Instrument, the Assignment of Leases, the Certificate of Borrower, the Environmental Indemnity Agreement, the Exceptions to Non-Recourse Guaranty, the Completion/Repair and Security Agreement (if any), the Replacement Reserve and Security Agreement (if any), and the Conditional Assignment of Management Agreement (if any).

         Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, except as disclosed in the schedule of exceptions to coverage in the title policy insuring Lender's interest in the Property, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

         Borrower represents, warrants, covenants and agrees in favor of Lender as follows:

SECTION 1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

SECTION 2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "FUNDS") equal to one-twelfth of (a) the yearly taxes and assessments which may be levied on the Property, (b) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to this Instrument, (c) the yearly premium installments for mortgage insurance, if any, and (d) if this Instrument is on a leasehold, the yearly fixed rents, if any, under the ground lease, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof; PROVIDED, HOWEVER, that if Lender's estimates should change, Lender will credit any Funds held by Lender that are in excess of the amounts required pursuant to such new


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estimate against future deposits required hereunder. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "OTHER IMPOSITIONS"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option.

         Lender shall apply the Funds to pay said rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall not be required to pay Borrower any interest, earnings of profits on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

         If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

         Upon an Event of Default, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

SECTION 3. APPLICATION OF PAYMENTS. Lender may apply any payments received from or on behalf of Borrower to any of the obligations of Borrower then due under the Loan Documents, in any order determined by Lender.

SECTION 4. CHARGES; LIENS. Borrower shall pay all rents, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under Section 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this Section, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Except only for the liens and security interests in favor of Lender under this Instrument and the other Loan Documents, which Borrower shall pay and discharge in accordance with the Loan Documents, Borrower shall promptly discharge any lien encumbering all or any portion of or interest in the Property, irrespective of the priority of the same. Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property.


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SECTION 5. HAZARD INSURANCE. Borrower shall at all times keep the improvements now existing or hereafter erected on the Property insured against all losses, hazards, casualties, liabilities and contingencies as Lender (and, if this Instrument is on a leasehold, the ground lease) shall require and in such amounts and for such periods as Lender shall require. Borrower shall purchase and maintain policies of insurance with respect to the Property in such amounts and covering such risks as shall be satisfactory to Lender, including, but not limited to, the following:

         (a) Property damage insurance covering loss or damage to the Property caused by fire, lightning, hail, windstorm, explosion, hurricane (to the extent available), vandalism, malicious mischief, and such other losses, hazards, casualties, liabilities and contingencies as are normally and usually covered by fire policies in effect where the Property is located endorsed to include all of the extended coverage perils and other broad form perils, including the standard "all risks" clauses. Such policy shall be in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and shall contain a replacement cost endorsement. The deductible under such policy, if any, shall not exceed the lesser of ten percent (10%) of the amount of the loan secured hereby or $10,000. Further, if any of the improvements or the use of the Property shall at any time constitute legal nonconforming structures or uses under current zoning ordinances, such policy shall contain an "Ordinance or Law Coverage" or "Enforcement" endorsement providing coverage for demolition, increased cost of construction and inability to rebuild.

         (b) Broad form boiler and machinery insurance in an amount equal to the lesser of 100% of the full replacement cost of the building (without any deduction for depreciation) in which the boiler or similar vessel is located, or $2,000,000. In addition, Lender may require a rider to such policy to extend such coverage to electrical machinery and equipment, air conditioning, refrigeration, and mechanical objects.

         (c) If the Property is in an area prone to geological phenomena, including, but not limited to, sinkholes, mine subsidence or earthquakes, insurance covering such risks in an amount equal to 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and with a maximum permissible deductible equal to the lesser of $25,000 or 10% of the face value of the policy.

         (d) Flood insurance if the Property is in an area now or hereafter designated by the Federal Emergency Management Agency as a Zone "A" & "V" Special Hazard Area, or such other Special Hazard Area if Lender so requires in its sole discretion. Such policy shall be in an amount equal to 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and shall have a maximum permissible deductible of $3,000.

         (e) Business interruption or rent loss insurance in an amount equal to the gross income or rentals from the Property for an indemnity period of eighteen (18) months, such amount being adjusted annually.

         (f) During any period of reconstruction, renovation or alteration of the Property in excess of 10% of the Note, a complete value, "All Risks" Builders Risk form or "Course of


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Construction" insurance policy in non-reporting form and in an amount satisfactory to Lender in Lender's sole discretion.

         (g) Commercial General Liability insurance covering bodily injury and death in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate with no deductible and a $50,000,000 umbrella policy. If Lender permits such liability coverage to be written on a blanket basis, then such policy shall provide that the aggregate limit of insurance applies separately to the Property.

         (h) If required by applicable state laws, worker's compensation or employer's liability insurance in accordance with such laws.

         (i) Such other insurance and endorsements, if any, as Lender may require from time to time, or which are required by the Loan Documents

         Each carrier providing any insurance, or portion thereof, required by this Section shall be licensed to do business in the jurisdiction or jurisdictions in which the Property is located, and shall have a claims paying ability rating of "AA" by "S&P", or such equivalent rating by a major rating agency. Borrower shall cause all insurance (except general public liability insurance) carried in accordance with this Section to be payable to Lender as a mortgagee and not as a coinsured, and, in the case of all policies of insurance carried by each lessee for the benefit of Borrower, if any, to cause all such policies to be payable to Lender as Lender's interest may appear. All premiums on insurance policies shall be paid, in the manner provided under Section 2 hereof, or in such other manner as Lender may designate in writing.

         All insurance policies and renewals thereof (i) shall be in a form acceptable to Lender, (ii) shall provide for a term of not less than one year, (iii) shall provide by way of endorsement, rider or otherwise that such insurance policy shall not be canceled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender 30 days prior written notice thereof, (iv) shall include a standard mortgagee clause in favor of and in form acceptable to Lender, (v) shall provide for claims to be made on an occurrence basis, except that boiler and machinery coverage may be made on an accident basis, and (vi) shall contain an agreed value clause updated annually (if the amount of coverage under such policy is based upon the replacement cost of the Property). All property damage insurance policies (except for flood and earthquake policies) must automatically reinstate after each loss.

         Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least 10 days prior to the expiration date of a policy, Borrower shall deliver to Lender evidence satisfactory to Lender of a renewal policy in the form of an insurance certificate, together with evidence satisfactory to Lender of payment in full of the annual premium therefor. If this Instrument is on a leasehold, Borrower shall furnish Lender a duplicate of all policies, renewal notices, renewal policies and receipts of paid premiums if, by virtue of the ground lease, the originals thereof may not be supplied by Borrower to Lender.

         In the event of loss, Borrower shall give prompt written notice to the insurance carrier and to Lender, but in any event, such written notice shall be given within five (5) days after Borrower


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becomes aware of the loss. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this Section shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or (b) subject to the immediately following paragraph, to apply such proceeds to the payment of the sums secured by this Instrument whether or not then due, in any order (subject, however, to the rights of the lessor under the ground lease if this Instrument is on a leasehold).

         Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) Borrower is not in breach or default of any covenant or agreement of this Instrument, the Note or any other Loan Document; (ii) Lender determines that there will be sufficient funds to restore and repair the Property to the Pre-existing Condition (as hereinafter defined); (iii) Lender agrees in writing that the rental income of the Property, after restoration and repair of the Property to the Pre-existing Condition, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations (including any obligations under any permitted subordinate financing) relating to the Property and maintain a debt service coverage ratio of at least 1.25 to 1.0;
(iv) Lender determines that restoration and repair of the Property to the Pre-existing Condition will be completed within one year of the date of the loss or casualty to the Property, but in no event later than six (6) months prior to the Maturity Date; (v) less than fifty percent (50%) of the total floor area of the improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty; (vi) tenant leases demising in the aggregate at least fifty percent 50% of the total rentable space in the Property and in effect as of the date of the occurrence of such fire or other casualty remain in full force and effect during and after the completion of the restoration and repair of the Property, notwithstanding the occurrence of any such fire or other casualty; and (vii) Lender is reasonably satisfied that the Property can be restored and repaired as nearly as possible to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "PRE-EXISTING CONDITION"). If Lender elects to make the insurance proceeds available for the restoration and repair of the Property, Borrower agrees that, if at any time during the restoration and repair, the cost of completing such restoration and repair, as determined by Lender, exceeds the undisbursed insurance proceeds, Borrower shall, within fifteen (15) days after demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such restoration and repair on the same terms and conditions as the insurance proceeds are disbursed.

         If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, then Borrower shall restore the Property to the equivalent of its original condition or such other condition as Lender may approve in writing, and Borrower shall promptly begin such restoration and at all times thereafter diligently prosecute such restoration to completion. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to


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Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments; and satisfaction of liens as Lender may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments due under the Note, under Section 2 hereof, or otherwise under the Loan Documents, or change the amounts of such installments. If the Property is sold at foreclosure or pursuant to power of sale or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

SECTION 6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASE-HOLDS. Borrower
(a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair,
(e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by a commercial property manager with substantial experience in managing properties of the applicable kind, and otherwise satisfactory to Lender, pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         If this Instrument is on a leasehold, Borrower (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to Lender of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower, (iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to Lender within thirty days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by Lender, shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and (v) shall within thirty days after request by Lender obtain from the lessor under the ground lease and deliver to Lender the lessor's estoppel certificate required thereunder, if any. Borrower hereby expressly transfers and assigns to Lender the benefit of all


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covenants contained in the ground lease, whether or not such covenants run with the land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in the ground lease.

         Borrower shall not surrender the leasehold estate and interests herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of Lender, alter or amend said ground lease. Borrower covenants and agrees that there shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger, if Borrower shall acquire such fee estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate.

SECTION 7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

SECTION 8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to,
(i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided herein, (iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease, (v) the payment of any taxes and/or assessments levied against the Property and then due and payable, and (vi) payment of any other amounts contemplated in any of the Loan Documents. Any amounts disbursed by Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable upon demand and shall bear interest from the date of disbursement at the rate then applicable to principal under the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Nothing contained in this Section or elsewhere in any of the Loan Documents shall require Lender to incur any expense or take any action hereunder.

SECTION 9. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property, including, but not limited to, phase I and/or phase II environmental audits and inspections, either (a) in the event Lender has a reasonable basis to believe that there are concerns or issues respecting Hazardous Materials at the Property or (b)


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while any Event of Default exists.

SECTION 10. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated herein, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

         On or before the 30th day of each month following the date hereof, Borrower shall deliver to Lender financial statements as at the end of the then-prior month for (i) such then-prior month, (ii) the year to date, and
(iii) the 12 month period ending with such then-prior month. Borrower's obligation to provide such monthly reporting shall cease on the later to occur of the date when Lender sells its entire interest in the Loan Documents, or the 13th calendar month following the date hereof (after delivery of the 12th monthly report). Thereafter, on or before the 30th day after the end of each three-month fiscal quarter and each fiscal year of Borrower (which may include months for which reports shall have been submitted as required above), Borrower shall deliver to Lender financial statements for such fiscal quarter and fiscal year, respectively. Each set of such financial statements (i) shall consist of not less than a balance sheet for Borrower, a statement of income and expenses of the Property and a statement of changes in financial position, (ii) shall be in detail satisfactory to Lender and (iii) shall bear a certification in form and substance satisfactory to Lender to the effect that the applicable statements are true, complete, and accurate and do not omit to state any material information, and such certification shall be duly signed by a principal of Borrower. All quarterly financial statements shall provide information for the applicable quarter and on a year-to-date basis. All annual financial statements shall be audited by an independent certified public accounting firm approved by Lender and accompanied by an auditor's statement of audit signed by the firm, all in form and substance reasonably required by Lender and in accordance with generally accepted accounting principles.

         Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid.

         In addition to the above delivery of financial statements and rent schedule, Borrower shall deliver to Lender updated versions of such financial statements at any other time within fifteen (15) days after Lender's request, including monthly balance sheets and monthly statements of income and expenses of the Property. Also at any time within fifteen (15) days after Lender's request, Borrower shall furnish to Lender operating budgets and capital expenditure budgets for the Property, in form and substance satisfactory to Lender. Further, Borrower shall provide to Lender, as soon as the same are available to Borrower, all financial statements and sales reports received from any tenant at the Property.

SECTION 11. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.

         Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order determined by Lender, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments due hereunder or under any of the Loan Documents or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

SECTION 12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

SECTION 13. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this

Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Collateral. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided herein or in any of the Loan Documents, or pursuant to any applicable law as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided herein or in any of the Loan Documents. This Instrument shall constitute a fixture filing within the meaning of Sections 9-102(a)(40), 9-334 and 9-502 of the Uniform Commercial Code in effect in the State of Michigan.

SECTION 14. LEASES OF THE PROPERTY. As used herein, "lease" shall mean "sublease" if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for any use contrary to the existing character of the Property except with the prior written approval of Lender. Borrower may execute or modify, without Lender's prior written consent, any lease of space at the Property now existing or hereafter made which affects less than 5,000 square feet and provided the term of such lease is less than five years (an "EXEMPT LEASE") provided such lease:

                  (i)      is on a standard lease form pre-approved by Lender;

                  (ii) is at a net effective rent (after taking into account any free rent, construction allowances or other concessions granted by landlord) no less than the current actual rent or fair market rent then prevailing for similar properties and leases in the market area;

                  (iii) contains rent or other concessions which are customary and reasonable for similar properties and leases in the market area;

                  (iv)     represents a bona fide arm's length transaction;

                  (v) does not permit any use which would violate any provision of any existing lease or is otherwise inconsistent with the uses and quality of existing tenants;

                  (vi) is provided to Lender within ten days after execution;

                  (vii) as modified or amended does not become a lease which fails to satisfy the criteria for an Exempt Lease pursuant to this Section;

                  (viii) as modified or amended does not materially modify the financial terms of Borrower's standard form of lease or materially reduce the rights and remedies of Borrower or Lender under said standard lease;

                  (ix) is subordinate by its terms to this Instrument; provides that the tenant thereunder is required to attorn to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornment.

         Borrower shall be required to obtain Lender's consent, which shall not be unreasonably withheld, for the creation of any lease and subleases at the Property other than an Exempt Lease. The request for approval of each such proposed lease shall be made to Lender in writing (a "LEASE APPROVAL REQUEST") and Borrower shall furnish to Lender (and any loan servicer specified from time to time by Lender): (i) such biographical and financial information about the proposed tenant as Lender may require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). If a Lease Approval Request is accompanied by the information and materials required above and includes on its face in capital letters a statement to the effect that "LENDER'S FAILURE TO RESPOND TO THIS LEASE APPROVAL REQUEST WITHIN FIFTEEN BUSINESS DAYS OF LENDER'S RECEIPT OF THIS LEASE APPROVAL REQUEST SHALL BE DEEMED TO CONSTITUTE AN APPROVAL OF THE LEASE OR SUBLEASE FOR WHICH APPROVAL IS HEREBY REQUESTED," and Lender fails to respond to the Lease Approval Request within fifteen (15) business days of receiving the same, such failure to respond shall be deemed to be an approval of the lease or sublease in the form provided with the Lease Approval Request.

         As to all leases other than Exempt Leases, Borrower shall not without the prior written consent of Lender, (i) cancel, amend or modify any such lease, (ii) approve any assignment, sublease or underlease of any such lease, or (iii) cancel or modify any guaranty, or release any security deposit or letter of credit constituting security pertaining to any such lease.

         Borrower shall promptly send Lender copies of any notices of default received from the tenant under any lease; and will enforce (short of terminating such lease) the performance by the tenant of the tenant's obligations under any lease.

         Except for security deposits, no lease, whether an Exempt Lease or otherwise, shall provide for payment of rent more than one month in advance, and Borrower shall not under any circumstances collect any such rent more than one month in advance.

         Borrower, at Lender's request, shall furnish Lender with executed copies of all leases hereafter made of all or any part of the Property, and all leases hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property or a separate agreement in recordable form and substance satisfactory to Lender shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornment. Except as otherwise provided in this Section, Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property, permit an assignment or sublease of a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

         Upon Lender's request, Borrower shall absolutely assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Upon assignment by Borrower to Lender of any leases of the Property, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

SECTION 15.  TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER.

         (a) Borrower shall not cause or suffer to occur any sale or transfer of (i) all or any part of the Property, or any interest therein, or
(ii) beneficial interests in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity). Notwithstanding anything to the contrary in this Section 15, however, if a holder of a direct or indirect interest in Borrower is a publicly traded corporation, the trading of publicly traded shares in such corporation in the ordinary course of business shall not constitute a transfer for purposes of this
Section 15.

         (b) For purposes of this Section, a sale or transfer of a beneficial interest in Borrower shall be deemed to include, but is not limited to:

                  (i) if Borrower, any general partner of Borrower or any managing member of Borrower is a corporation or limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of any of such corporation's or limited liability company's stock (or the stock of any corporation directly or indirectly controlling such corporation or limited liability company by operation of law or otherwise) or the creation or issuance of new stock by which any of such corporation's or limited liability company's stock shall be vested in a party or parties who are not now stockholders;

                  (ii) if Borrower is a limited liability company, (a) the change, removal or resignation of a managing member, or (b) the voluntary or involuntary sale, conveyance, transfer or pledge (whether by operation of law or otherwise) of any of such limited liability company's membership interests (whether in number or voting power) or the stock of any corporation directly or indirectly controlling such limited liability company, or (c) the creation or issuance of new membership interests by which any of such limited liability company's interests (whether in number or voting power) shall be vested in a party or parties who are not now members;

                  (iii) if Borrower, or any general partner of Borrower, is a limited or general partnership, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest;

                  (iv) if Borrower is a limited partnership, the transfer or pledge of a majority of the limited partnership interests which in the aggregate constitute more than a 49% interest in Borrower, or any profits or proceeds relating to such limited partnership interests.

See Section 32 of this Instrument.

SECTION 16. FURTHER ENCUMBRANCES. Except only for the liens and security interests in favor of Lender under this Instrument and the other Loan Documents, without Lender's prior written consent, which Lender may withhold in its sole discretion, Borrower shall not execute, cause, allow or suffer any mortgage, deed of trust, deed to secure debt, assignment of leases or rents, statutory lien or other lien, irrespective of its priority, to encumber all or any portion of the Property or the leases, rents or profits thereof, or any interest in any of the foregoing.

SECTION 17. GENERAL INDEMNITY. In addition to any other indemnification obligation set forth elsewhere in the Loan Documents, Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Lender and its shareholders, directors, officers, agents, employees, contractors, attorneys, servicers, and successors and assigns (the "INDEMNIFIED PARTIES") from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, or punitive damages, of whatever kind or nature (including, but not limited to attorneys' fees and other costs of defense) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following (but excluding Losses arising out of Lender's gross negligence or willful misconduct): (a) ownership of this Instrument or any of the Loan

Documents, or ownership of the Property or any interest therein, or demand for or receipt of any Rents; (b) any amendment to, or restructuring of, any of the Loan Documents or the obligations evidenced or secured thereby; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of any of the Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of any of the Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Instrument is made; (i) any failure of the Property to be in compliance with any applicable laws; (j) the enforcement by any Indemnified Party of the provisions of this Section; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note; or (m) any misrepresentation made by Borrower in any of the Loan Documents. Any amounts payable to Lender by reason of the application of this Section shall become immediately due and payable upon demand and shall bear interest at rate then applicable to principal outstanding under the Note.

SECTION 18. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note and as additional security for the Secured Obligations, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to an Event of Default, Borrower shall have a revocable license to collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and shall apply the rents and revenues so collected to the sums secured by this Instrument as and when such sums are due in accordance with the Loan Documents, and thereafter, so long as no breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents, to the extent permitted by applicable law, constitutes an absolute assignment. After an Event of Default the Borrower's revocable license to collect and receive rents as aforesaid shall be deemed automatically revoked without further notice, service, act or deed of Lender or any other person or entity, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this Section as the same become due and payable, including, but not limited to, rents then due and unpaid, and all such rents shall immediately upon such Event of Default be held by Borrower as trustee for the benefit of Lender only. Borrower agrees that commencing upon and after such Event of Default, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to any tenant therefor, delivered to such tenant personally, by mail or by delivering such demand to the tenant at its location in the Property, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

         Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this Section, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

         After an Event of Default, Lender shall be entitled to the appointment of a receiver for the Property, without notice to Borrower or any other person or entity and Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the enforcement or fulfillment of any terms, condition or provision of any lease, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

         All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through

Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Section.

         If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to
Section 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

         Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

SECTION 19.  DEFAULTS; ACCELERATION; REMEDIES.

         Each of the following shall constitute an "EVENT OF DEFAULT" under this Instrument:

         (a) Any failure of Borrower to pay any money as and when due under the Note or under any of the other Loan Documents; PROVIDED, HOWEVER, that Lender agrees to give to Borrower seven (7) calendar days, after written from Lender, to cure any defaults caused by Borrower's failure to pay any money as and when due, other than a regularly scheduled monthly payment of principal, interest revenues, escrows or other amounts, required under the Note, this Instrument, or any other Loan Document;

         (b) Any breach of (i) Section 5 of this Instrument (except that Borrower shall be entitled to seven (7) calendar days, after written notice from Lender, in which to cure any delinquencies in the delivery of insurance certificates or insurance policies required to be delivered to Lender pursuant to Section 5 of this Instrument), (b) Sections 15, 16, or 29 of this Instrument, or (iii) the Environmental Indemnity Agreement;

         (c) Other than as specified in items (a) or (b) above, any breach of any covenant, representation, warranty, or other obligation of Borrower or any guarantor or indemnitor under the Note, this Instrument, or any of the other Loan Documents, which breach is not completely cured on or before the 30th day after notice of the same from Lender to Borrower; provided however that if the default is capable of cure but with diligence cannot be cured within such period of 30 days, and if Borrower shall have given Lender evidence satisfactory to Lender that Borrower has commenced the cure within ten (10) days after the first notice of default and at all times after such commencement has pursued such cure diligently, then such period shall be extended for so long as is reasonably necessary, but in no event beyond the sixtieth (60th) day after the original notice of default.

         If Lender shall have the right to exercise any of its remedies by reason of any default as to which there is no grace period or by reason of expiration of any grace period without cure of any applicable default, then there shall be no requirement of notice and time to cure for any other or subsequent default.

         Upon the occurrence of any Event of Default, Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may exercise any and all remedies permitted hereunder, under any of the Loan Documents, or pursuant to applicable law. Without limitation of the foregoing, Lender may invoke the power of sale granted herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing, in accordance with applicable law. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect from Borrower all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of environmental reports, appraisals, documentary evidence, abstracts, and title reports.

         Any deed delivered to the purchaser at any sale pursuant hereto may be without any covenant or warranty, expressed or implied. The recitals in the deed shall be prima facie evidence of the truth of the statements made therein. The proceeds of the sale shall be applied in the following order:
(a) to all costs and expenses of the sale, including, but not limited to, fees for any foreclosure services, attorney's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

SECTION 19A.  SPECIAL MICHIGAN PROVISIONS.

         (a) ADDITIONAL PROVISIONS REGARDING FORECLOSURE BY POWER OF SALE. Borrower acknowledges that, after a default (and expiration without cure of any period for cure provided for above, if applicable), Lender is authorized and empowered to sell the Property or to cause the same to be sold, and to convey the same to the purchaser in any lawful manner, including that provided by Chapter 32 of the Revised Judicature Act of Michigan, entitled "Foreclosure of Mortgages by Advertisement," which permits Lender to sell the Mortgaged Property without affording Borrower a hearing or giving Borrower actual personal notice. The only notice required under such Chapter 32 is to publish notice in a local newspaper and to post a copy of the notice at the Property. If Lender invokes the power of sale, Lender shall mail a copy of a notice of sale to Borrower in the manner provided in the notice provision of this Instrument. Lender shall give notice of sale and shall sell the Property according to the laws of Michigan. Lender may, at Lender's option, sell the Property in one or more parcels and in such order as Lender may determine. Lender or Lender's designee may purchase the Property at any sale.

         (b) LENDER'S STATUTORY RIGHTS REGARDING LEASES AND RENTS. In addition to all other rights of Lender provided for herein or in any other Loan Documents, Lender shall be entitled to all of the rights and benefits conferred by Act 210 of the Michigan Public Acts of 1953 as amended (MCL 554.231, et seq.).

         (c) CONSTRUCTION LIENS. All references in this Instrument or in any of the other Loan Documents to mechanic's liens, or materialman's liens, or similar liens shall be deemed to include "construction liens" as defined in MCL 570.1103(3).

         (d) WASTE. If Borrower shall fail to pay any taxes or Other Impositions or shall fail to maintain insurance as required herein (upon expiration without cure of any period for cure provided for above, if applicable), the same shall constitute waste as provided by MCL 600.2927. Borrower consents to the appointment of a receiver under said statute if Lender elects to seek such relief.

SECTION 20. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the "ACT"), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in any involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, within 120 days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within thirty (30) days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted or provided for herein or in any of the Loan Documents or pursuant to applicable law. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to Section 8 hereof.

SECTION 21. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

SECTION 22. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

SECTION 23. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interest in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

SECTION 24. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay Lender $100 for the release of this Instrument.

SECTION 25.  NOT UTILIZED.

SECTION 26. NONRECOURSE LOAN. Subject to the provisions of this Section, and notwithstanding any provision of the Loan Documents other than this Section, the personal liability of Borrower, and of any member of Borrower, to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note shall be limited to (a) the Collateral, (b) the personal property described in and pledged under any Loan Document other that this Instrument, and (c) the rents, profits, issues, products and income of the Property, including any received or collected by or on behalf of Borrower after an Event of Default.

         Except as provided in this Section, Lender shall not seek (a) any judgment for a deficiency against Borrower, any member of Borrower, or Borrower's successors or assigns, in any action to enforce any right or remedy under the Note, this Instrument or the other Loan Documents, or (b) any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or any other Collateral.

         Notwithstanding the foregoing, Borrower, any member of Borrower and any guarantor or indemnitor shall be fully and personally liable, both jointly and severally for payment and performance of all obligations set forth in the Loan Documents, including the payment of all principal, interest, and other amounts under the Note, in the event of (i) the occurrence of an uncured default under Sections 15, 16 or 29 of this Instrument, or (ii) the occurrence of any condition or event described in
Section 20 (except that in the event of involuntary proceedings for which said Section 20 expressly provides time in which vacation or similar relief may be obtained, the same shall have no effect under this provision until the expiration of such the period of time expressly provided for in said Section 20 without the stated relief).

         Further, Borrower, any general partner of Borrower and any guarantor or indemnitor shall be personally liable, both jointly and severally in the amount of any loss, damage or cost resulting from the following: (a) fraud or intentional misrepresentation by Borrower in connection with obtaining the loan evidenced by the Note, (b) acts of waste, (c) insurance proceeds, condemnation awards, or other sums or payments attributable to the Property not applied in accordance with the provisions of the Loan Documents (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (d) all rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower after an Event of Default and not applied to payment of principal and interest due under the Note, (including any received or collected by or on behalf of Borrower after an Event of Default, except to the extent that such application of such funds is prevented by bankruptcy, receivership, or similar judicial proceeding in which Borrower is legally prevented from directing the disbursement of such sums) and to the payment of actual and reasonable operating expenses of the Property, as they become due or payable, (e) misappropriation (including failure to turn over to Lender on demand following an Event of Default) of tenant security deposits and rents collected in advance, or of funds held by Borrower for the benefit of another party, (f) any transfer of all or any part of the Property, or any interest therein, or transfer of a beneficial interest in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, limited liability company, trust or other legal entity), or the incurrence of any subordinate financing, except as permitted in the Loan Documents, (g) failure by Borrower, any general partner of Borrower, or any indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity Agreement or otherwise pertaining to environmental matters, (h) in the event Lender has waived (or Borrower has failed to pay) the monthly collection for real and personal property taxes, assessments, insurance premiums, or ground rents, then failure by Borrower to pay any or all such taxes, assessments, premiums and rents, (i) in the event that Lender has waived (or Borrower has not complied with) the requirement for third party property management, then any management fee taken by Borrower or any principal or affiliate of Borrower after an Event of Default, or (j) the failure of any provision contained in those certain certificates given by the Borrower, Horizon (as defined in Section 29 below), and Horizon L.P. (as defined in section 29 below), in connection with the Nonconsolidation Opinion delivered by Winston & Strawn, to be true and correct as of the date of issuance and to remain true and correct until such time as the Loan is paid in full.

         No provision of this Section shall (i) affect the enforcement of the Environmental Indemnity Agreement or any guaranty or similar agreement executed in connection with the debt evidenced by the Note, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of this Instrument, (iv) impair the rights of Lender to enforce any provisions of this Instrument, or (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against Borrower to the extent necessary to obtain any amount for which Borrower may be liable in accordance with this Section.

SECTION 27. REPRESENTATIONS OF BORROWER. Borrower hereby represents and warrants to Lender the following:

         (a) ORGANIZATION. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Borrower.

         (b) RENT ROLL. Borrower has delivered to Lender a certified Rent Roll (the "RENT ROLL"), which constitutes a true, correct, and complete list of each and every lease affecting the Property, together with all extensions and amendments thereof (the "EXISTING LEASES"); Borrower has delivered to Lender a true, correct, and complete copy of each of the Existing Leases; and there are no other leases, assignments, modifications, extensions, renewals, or other agreements of any kind whatsoever (written or oral) outstanding with respect to the leases or the Property.

         (c)    LEASES. Unless otherwise specified in the Rent Roll:

                  (i)      the Existing Leases are in full force and effect;

                  (ii) Borrower has not given any notice of default to any tenant under an Existing Lease (an "EXISTING TENANT") which remains uncured;

                  (iii) no Existing Tenant has any set off, claim or defense to the enforcement of any Existing Lease;

                  (iv) no Existing Tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Existing Lease; or, to the knowledge of Borrower, is materially in default in the performance of any other obligations of such Existing Tenant under the applicable Existing Lease; and

                  (v) Borrower has completed all work or alterations required of the landlord or lessor under each Existing Lease; and all of the other obligations of landlord or lessor under the Existing Leases have been performed.

         (d) RENTS. The Rent Roll truly and completely discloses all annual and monthly rents payable by all Existing Tenants, including all percentage rents, if any, expiration dates of the Existing Leases, and the amount of security deposit being held by Borrower under each Existing Lease, if any; and Borrower has not granted any Existing Tenant any rent concessions (whether in form of cash contributions, work agreements, assumption of an Existing Tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll.

         (e) LEASE ISSUES. There are no legal proceedings commenced (or, to the best of the knowledge of Borrower, threatened) against Borrower by any Existing Tenant; no rental in excess of one month's rent has been prepaid under any of the Existing Leases; each of the Leases is valid and binding on the parties thereto in accordance with its terms; and the execution of this Instrument and the other Loan Documents will not constitute an event of default under any of the Existing Leases.

         (f) SECURITY DEPOSITS. Borrower currently holds the security deposits (if any) specified in the Existing Leases and has not given any credit, refund, or set off against such security deposits to any person.

         (g) NO RESIDENTIAL UNITS. There are no residential units in the Property, and no portion of the Property is an apartment or other unit subject to any form or rent control, stabilization or regulation; and no person presently occupies any part of the Property for dwelling purposes.

         (h) NO UNDISCLOSED TENANTS. Except for Borrower, there are no persons or entities occupying space in the Property as tenants other than the persons or entities specifically named in the Existing Leases.

         (i) TITLE. Except as specifically listed in the schedule of exceptions to coverage in the title policy insuring Lender's interest in the Property, Borrower is now in possession of the Property; Borrower's possession of the Property is peaceable and undisturbed; Borrower does not know any facts by reason of which any claim to the Property, or any part thereof, might arise or be set up adverse to Borrower; and the Property is free and clear of (i) any lien for taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and (ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of Borrower, proceeding in any court.

         (j) LIENS. All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of the Property or any portion thereof have been paid in full, and no unreleased affidavit claiming a lien against the Property, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on the Property has been executed or recorded in the mechanic's lien or other appropriate records in the county in which the Property is located.

         (k) COMPLIANCE WITH LAW. The Property and the current and contemplated uses of the Property are in compliance with all applicable federal, state and municipal laws, rules, regulations and ordinances, applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection law and the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, and any statute, rule, regulation, ordinance, or order of governmental bodies or regulatory agencies, or any order or decree of any court adopted or enacted with respect thereto; no governmental authority having jurisdiction over any aspect of the Property has made a claim or determination that there is any such violation; the Property is not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards; and all permits, licenses and the like which are necessary for the operation of the Property have been issued and are in full force and effect.

         (l) ADVERSE CHANGES. There have been no material adverse changes, financial or otherwise, in the condition of Borrower from that disclosed to Lender in the loan application submitted to Lender by Borrower, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof.

         (m) CLAIMS, LITIGATION. There is no claim, litigation or condemnation proceeding pending, or, to the knowledge of Borrower, threatened, against the Property or Borrower, which would affect the Property or Borrower's ability to perform its obligations in the connection with the Loan.

         (n) SINGLE PURPOSE. Borrower does not own any real property or assets other than the Property and does not operate any business other than the management and operation of the Property.

         (o) BANKRUPTCY. No proceedings in bankruptcy or insolvency has ever been instituted by or against Borrower or any affiliate thereof, and no such proceeding is now pending or contemplated.

         (p) SOLVENCY. Borrower is, and if there are any general partners or members of Borrower, such partners or members are, solvent pursuant to the laws of the United States, as reflected by the entries in Borrower's books and records and as reflected by the actual facts.

         (q) ENFORCEABILITY OF LOAN DOCUMENTS. The Loan Documents have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document. Neither Borrower nor any guarantor or indemnitor has any defense or offset to the enforcement of any Loan Document, or any claim against Lender. Neither Borrower nor any guarantor or indemnitor has any right whatsoever against Lender other than the express contractual obligations of Lender set forth in the Loan Documents. Any rights or claims contrary to this provision, whether known or unknown, are hereby expressly waived.

         (r) NON-CONTRAVENTION. The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws or partnership agreement, articles of organization or operating agreement as the case may be, of Borrower or any indenture, agreement or instrument to which Borrower is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by the provisions of such Loan Documents, and no action or approval with respect thereto by any third person is required.

         (s) HOMESTEAD. No part of the Property is all or a part of Borrower's homestead or the homestead of anyone.

         (t) UTILITIES. The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

         (u) PUBLIC ROADS. All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

         (v) WATER AND SEWERS. The Property is serviced by public water and sewer systems.

         (w) DAMAGE. The Property is free from damage caused by fire or other casualty.

         (x) WASTE DISPOSAL. All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all applicable laws.

SECTION 28. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants, agrees and undertakes as follows:

         (a) ALTERATIONS OF PROPERTY. Borrower shall not undertake or commence any alterations of any improvements on the Property the cost of which is in excess of five percent (5%) of the then original principal amount of the Note, without the prior written consent of Lender, which consent shall not be unreasonably withheld. Borrower shall make a written request to Lender for approval of such alterations (an "ALTERATION APPROVAL REQUEST") and shall supply to Lender all documents relating to such alterations that are reasonably requested by Lender. If an Alteration Approval Request is accompanied by the information and materials required above and includes on its face in capital letters a statement to the effect that "LENDER'S FAILURE TO RESPOND TO THIS ALTERATION APPROVAL REQUEST WITHIN FIFTEEN BUSINESS DAYS OF LENDER'S RECEIPT OF THIS ALTERATION APPROVAL REQUEST SHALL BE DEEMED TO CONSTITUTE AN APPROVAL OF THE ALTERATION FOR WHICH APPROVAL IS HEREBY REQUESTED", and Lender fails to respond to the Alteration Approval Request within fifteen (15) business days of receiving the same, such failure to respond shall be deemed to be an approval of the alteration in the form provided with the Alteration Approval Request, but only if Borrower has sufficient funds available to make such alteration.

         (b) FURTHER ASSURANCES. Borrower shall from time to time, at the request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents. Borrower will pay all reasonable costs connected with any of the foregoing in this paragraph.

         (c) MORTGAGE TAXES. Borrower shall at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax, and in the alternative, Borrower may, in the event of the enactment of such a law, and must, if it is unlawful for Borrower to pay such taxes, prepay the obligations secured hereby in full within 60 days after demand therefor by Lender.

         (d) MINERALS. Borrower shall not permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Property regardless of the depth thereof or the method of mining or extraction thereof.

         (e) MAINTENANCE OF BORROWER NAME, STRUCTURE. Borrower shall not change its name, identity, structure or employer identification number during the term of the Loan.

         (f) COSTS AND EXPENSES. Borrower shall pay on demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third parties incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument or the Property) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document.

         (g) COMPLIANCE WITH LAWS. Borrower shall maintain and keep the Property in compliance with all applicable laws.

SECTION 29. COVENANTS WITH RESPECT TO SINGLE PURPOSE, INDEBTEDNESS, OPERATIONS, FUNDAMENTAL CHANGES OF BORROWER.

         (a) PERTAINING TO BORROWER PARTIES. Borrower represents, warrants and covenants as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that each of Borrower and Lakeshore Marketplace Finance Company, Inc., a Delaware corporation (the latter may be referred to as "MANAGING ENTITY", and both Borrower and Managing Entity, collectively and individually as the context may require, may be referred to as "BORROWER PARTIES") have heretofore conducted and shall at all times hereafter conduct their business and operations in strict accordance and compliance with the following provisions:

                  (i) each of the Borrower Parties has not and shall not own any asset or property other than (i) the Property, and (ii) incidental personal property necessary for the ownership or operation of the Property;

                  (ii) each of the Borrower Parties has not and shall not engage in any business or activity other than the ownership, management and operation of the Property and each of the Borrower Parties has conducted and operated and will conduct and operate its business as presently conducted and operated;

                  (iii) each of the Borrower Parties has not and shall not enter into or be a party to any transaction, contract or agreement with any guarantor of the debt secured by the Mortgage or any part thereof (a "GUARANTOR") or with any Affiliate, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with unrelated third parties (the term "AFFILIATE" shall mean any person or entity (i) which owns beneficially, directly or indirectly, any outstanding shares of the Managing Entity's stock or any membership interest in the Borrower, or (ii) which controls or is under common control with the Managing Entity, the Borrower, or any Guarantor);

                  (iv) each of the Borrower Parties has not and shall not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the debt secured by the Mortgage and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors in connection with owning, operating and maintaining the Property, in such amounts as are normal and reasonable under the circumstances, provided such debt is not evidenced by a promissory note or other security instrument and is not at any time in an aggregate amount in excess of two percent of the original Loan amount, and further provided that all such trade debts are paid within 30 days after the same are incurred. No indebtedness other than the debt secured by the Mortgage may be secured (senior, subordinated or PARI PASSU) by the Property;

                  (v) each of the Borrower Parties has not and shall not make any loans or advances to any Guarantor, Affiliate or other person or entity;

                  (vi) each of the Borrower Parties has remained and shall remain solvent and shall pay its debts from its assets as the same shall become due, and neither the Borrower nor the Managing Entity has incurred or shall incur any indebtedness which it will not be able to repay at its maturity;

                  (vii) each of the Borrower Parties has done and shall do all things necessary to preserve its existence, and each of the Borrower Parties has not and shall not, nor shall the Borrower permit a Guarantor to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of the Borrower or a Guarantor in a manner which would adversely affect the Borrower's existence as a single-purpose entity, without the prior written consent of Lender;

                  (viii) each of the Borrower Parties has maintained and shall maintain its financial statements, accounting records, books and records, bank accounts and other entity documents separate from those of its Affiliates, any constituent party of the Borrower or any other person or entity, and each of the Borrower Parties has filed and will file its own tax returns. Each of the Borrower Parties has maintained and shall maintain its books, records, resolutions and agreements as official records;

                  (ix) each of the Borrower Parties has been and shall be, and at all times has held and will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate, any constituent party of the Borrower or any Guarantor), shall correct any known misunderstanding regarding its identity or status as a separate entity, has conducted and shall conduct business in its own name, has held and shall hold its assets in its own name, has maintained and shall maintain and utilize a separate telephone number and separate stationery, business forms, invoices and checks, has allocated and shall allocate fairly and reasonably any overhead for shared office space and has not and shall not identify itself as a division or part of any Affiliate or other person or entity, or any Affiliate or other person or entity as a division or part of the Borrower;

                  (x) each of the Borrower Parties has preserved and kept and shall preserve and keep in full force and effect its existence, good standing and qualification to do business in the state in which the Property is located and each of the Borrower Parties has observed and will observe all limited liability company formalities;

                  (xi) each of the Borrower Parties has maintained and shall maintain adequate capital and a sufficient number of employees for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Each of the Borrower Parties has paid and will pay the salaries of its own employees;

                  (xii) each of the Borrower Parties has not and shall not seek or consent to the dissolution or winding up, in whole or in part, of the Borrower, nor shall the Borrower merge with or be consolidated into any other entity or acquire by purchase or otherwise all or substantially all of the business assets of, or any stock or beneficial ownership of, any entity;

                  (xiii) each of the Borrower Parties has not and shall not commingle the funds or any other assets of the Borrower with those of any Affiliate, any Guarantor, any constituent party of the Borrower or any other person or entity, and each of the Borrower Parties has paid and shall pay its own liabilities out of its own funds and assets;

                  (xiv) each of the Borrower Parties has maintained and shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any constituent party of the Borrower, Affiliate, Guarantor or any other person or entity;

                  (xv) each of the Borrower Parties has not and shall not assume, guarantee, become obligated for or hold itself out to be responsible for, or hold out its credit as being available to satisfy, or pledge its assets as security for, the debts or obligations of any other person or entity (provided, that the foregoing shall not prevent the Borrower from being and holding itself responsible for expenses incurred or obligations undertaken by the property manager of the Property in respect of its duties regarding the Property);

                  (xvi) the Borrower shall not own any subsidiary, or make any investment in any person or entity;

                  (xvii) the Borrower shall not pledge its assets for the benefit of any other person or entity;

                  (xviii) the Borrower shall not acquire obligations or securities of any Guarantor or Affiliate;

                  (xix) the Managing Entity of the Borrower shall be a corporation whose sole asset is its interest in the Borrower and such Managing Entity will at all times comply, and will cause the Borrower to comply, with each of the representations, warranties, and covenants contained in this Section 29 as if such representation, warranty or covenant was made directly by such Managing Entity. The articles of incorporation and the bylaws of the Managing Entity shall require that its directors consider the interests of the creditors of the Managing Entity in connection with all corporate decisions and actions;

                  (xx) the Borrower shall conduct its business so that the assumptions made with respect to the Borrower in that certain opinion letter dated of even date herewith (the "Nonconsolidation Opinion") delivered by Winston & Strawn in connection with the Loan shall be true and correct in all respects.

         (b) PERTAINING TO MANAGING ENTITY. Borrower also represents, warrants and covenants as of the date of hereof and until such time as the indebtedness secured hereby is paid in full, that Managing Entity:

                  (i) shall at all times act as the sole managing member with all of the rights, powers, obligations and liabilities thereof under the operating agreement of Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will engage in no other business;

                  (ii) shall not, without the unanimous consent of its board of directors (including the Outside Director), institute proceedings for itself or Borrower to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceedings against it or Borrower; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or Borrower or a substantial part of its or Borrower's property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

                  (iii) shall not, without the unanimous consent of its board of directors (including the Outside Director), for itself or for Borrower (i) liquidate or dissolve, in whole or in part; (ii) consolidate, merge or enter into any form of consolidation with or into any other person or entity, nor convey, transfer or lease its or Borrower's assets substantially as an entirety to any person or entity nor permit any person or entity to consolidate, merge or enter into any form of consolidation with or into itself or Borrower; or (iii) amend any provisions of its or Borrower's organizational documents containing provisions similar to those contained in this Section 29;

                  (iv) shall at all times maintain on its board of directors at least one independent director (an "OUTSIDE DIRECTOR"), who shall be reasonably satisfactory to Lender and shall not have been at the time of such individual's appointment as Outside Director, and may not have been at any time during the preceding five years, (a) a stockholder, director (other than an Outside Director which Outside Director is an employee of a professional service corporation such as CT Corporation Systems or its equivalent in knowledge, skill and experience), officer, employee, paid consultant or partner of (i) the Borrower, (ii) Horizon Group
Properties, L.P., a Delaware limited partnership ("HORIZON L.P."), or any of its Affiliates (except as an Outside Director on any of the boards of directors which Outside Director is an employee of a professional service corporation such as CT Corporation Systems or its equivalent in knowledge, skill and experience), (iii) the Managing Entity or any of its Affiliates (except as an Outside Director on any of the boards of directors which Outside Director is an employee of a professional service corporation such as CT Corporation Systems or its equivalent in knowledge, skill and experience), officer, employee, paid consultant or partner of (i) the Borrower, (ii) Horizon Group Properties, L.P., a Delaware limited partnership ("HORIZON L.P."), or any of its Affiliates (except as an Outside Director on any of the boards of directors which Outside Director is an employee of a professional service corporation such as CT Corporation Systems or its equivalent in knowledge, skill and experience), (iii) the Managing Entity or any of its Affiliates (except as an Outside Director on any of the boards of directors which Outside Director is an employee of a professional service corporation such as CT Corporation Systems or its equivalent in knowledge, skill and experience), or (iv) Horizon Group Properties, Inc., a Maryland corporation ("HORIZON"), or any of its Affiliates (except as an Outside Director on any of the boards of directors which Outside Director is an employee of a professional service corporation such as CT Corporation Systems or its equivalent in knowledge, skill and experience) (collectively, the "Horizon Entities"); (b) a customer, supplier, or any other person who derives more than 10% of its purchases or revenues from its activities with the Horizon Entities; (c) a person or other entity controlling or under common control with any such shareholder, partner, customer, supplier or other person described in (b) above (as used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise); or (d) a member of the immediate family of any of the persons described in (a), (b) or (c) above.

         (c) ADDITIONAL COVENANTS. In addition to the foregoing representations, warranties, and covenants listed in Section 29(a) and (b) above (the "STANDARD COVENANTS"), the Borrower Entities further represent, warrant and covenant as follows (the "ADDITIONAL COVENANTS") (it being understood, however, that, in the event of any conflict between the Additional Covenants and the Standard Covenants, the covenant, representation or warranty which is more restrictive of the conduct of the Borrower and/or Managing Entity shall control):

                  (i) each of the Borrower Parties has and shall maintain its own separate minutes of corporate and company actions;

                  (ii) each of the Borrower Parties has and shall maintain separate and full corporate limited liability company and financial records for itself only;

                  (iii) each of the Borrower Parties has and shall pay its own expenses and liabilities from its own funds to the extent it has adequate finances to do so, and has not and shall not permit any other person to pay its expenses and liabilities;

                  (iv) the Borrower has and shall cause all invoices or other statements of account from creditors to Borrower to be addressed and mailed directly to Borrower;

                  (v) neither of the Borrower Parties is or shall be liable for the payment of any liability of any Affiliate;

                  (vi) the Borrower has not and shall not permit any Affiliate to describe the Borrower as a division or department of itself;

                  (vii) no assets shall be transferred between the Borrower and any Affiliate without reasonably equivalent value or with the intent to hinder, delay or defraud creditors; no loan shall be made between the Borrower and/or the Managing Entity, on the one hand, and any Affiliate thereof, on the other hand.

                  (viii) neither the Borrower nor the Managing Entity has or shall engage or expects to engage in any business for which the remaining property represents an unreasonably small capitalization;

                  (ix) each of the Borrower Parties shall issue separate financial statements for itself in accordance with generally accepted accounting principles, and neither the Borrower nor the Managing Entity shall be included in the financial statements of any Affiliate, except in the connection with the preparation of consolidated financial statements of Horizon (which financial statements shall contain footnotes or other information to the effect that the Property is owned by the Borrower in a bankruptcy-remote subsidiary of Horizon and that the assets of the Managing Entity are owned by the Managing Entity in a bankruptcy-remote subsidiary of Horizon);

                  (x) neither the Borrower nor the Managing Entity shall be included in the tax return filed by any Affiliate;

                  (xi) the Borrower has not and shall not enter into any agreements, written or oral, between the Borrower and any Affiliate pursuant to which such Affiliate is obligated to purchase the Property, and no Affiliate has any right to compel the Borrower to sell the Property to such Affiliate pursuant to a written or oral agreement or otherwise;

                  (xii) each of the Borrower Entities' administrative and other overhead (including the performance of duties for separate affiliated entities by common officers or employees) has been and shall be properly allocated and charged to the appropriate entity;

                  (xiii) the ownership interests held by Horizon and Horizon L.P. in and of the Borrower Entities were validly issued and obtained for fair and reasonably equivalent value;

                  (xiv) the transferor of the Property received fair and reasonably equivalent value for the transfer thereof to the Borrower; and

                  (xv) the provisions contained in those certain certificates given by Borrower, Horizon and Horizon L.P., in connection with the Nonconsolidation Opinion delivered by Winston & Strawn, are true and correct as of the date hereof and shall remain true and correct until such time as the Loan is paid in full.

SECTION 30. NOTICE. All notices given under this Agreement shall be in writing, and sent to the other party at its address set forth below or at such other address as such party may designate by notice to the other party and shall be deemed given on the earliest of (i) actual receipt, duly evidenced by any commercially reasonable means, (ii) three Business Days after mailing, by certified or registered U.S. Mail, return receipt requested, postage prepaid,
(iii) one Business Day after timely delivery, fee prepaid, to a national overnight delivery service (such as FedEx, Purolater Courier, U.P.S. Next Day
Air), (iv) the date of transmission of notice sent by telecopier or facsimile machine (with a copy thereof sent in accordance with clause (ii) above) provided notice was transmitted on a Business Day, otherwise notice shall be deemed given on the next Business Day. The applicable addresses are as follows:

         TO BORROWER:

         Lakeshore Marketplace, LLC
         77 West Wacker Drive, Suite 4200
         Chicago, Illinois  60601
         Attn:  David Tinkham
         Facsimile No.  (312) 917-8440

         TO LENDER:

         Greenwich Capital Financial Products, Inc.
         600 Steamboat Road
         Greenwich, Connecticut 06830
         Attn: Commercial Mortgage Loan Department
         Facsimile No.:  (203) 629-8363

         With a Copy to:

         Greenwich Capital Financial Products, Inc.
         600 Steamboat Road
         Greenwich, Connecticut 06830
         Attn: Legal Department
         Facsimile No.:  (203) 629-5718

         A "BUSINESS DAY" is any day other than a Saturday or Sunday on which Lender is open for business. Borrower hereby requests that any notice of default or notice of sale in any judicial or nonjudicial foreclosure proceeding be mailed to Borrower at its address as specified herein.

SECTION 31. UNIFORM INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. This Instrument shall be governed by the law of the jurisdiction in which the Property is located. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purposes of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

SECTION 32. ASSUMABILITY.

         (a) So long as (i) Borrower is not in default under any of the terms of the Note, this Instrument or any other Loan Document, and (ii) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Instrument or any other Loan Document, in the event Borrower desires to transfer all of the Property to another party (the "TRANSFEREE") and have the Transferee assume all of Borrower's obligations under the Note, this Instrument and all of the other Loan Documents, and replacement guarantors and indemnitors assume all of the obligations of the indemnitors and guarantors of the Loan Documents (collectively, the "TRANSFER AND ASSUMPTION"), then Borrower, subject to the terms of this Section, may make a written application to Lender for Lender's consent to the Transfer and Assumption, subject to the conditions set forth in this Section. Together with such written application (and afterwards if requested by Lender), Borrower will submit to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower, together with any review fee required by Lender, in Lender's sole discretion.

         (b) Lender may, in its sole and absolute discretion, grant its consent to a Transfer and Assumption provided and upon the condition that:

                  (i) Lender receives an opinion from counsel acceptable to Lender that (x) such Transfer and Assumption shall not affect, in any way, the enforceability of the Loan Documents or the lien status, and (y) that the Transferee complies in all respects with the provisions of Section 29 of this Instrument and such other conditions concerning the organizational structure of the Transferee as were required by Lender at the time of the making of the Loan;

                  (ii) Borrower has submitted to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower;

                  (iii) the Transferee, in Lender's reasonable judgment, has sufficient experience in managing assets similar in size and type to the Property;

                  (iv) in Lender's sole judgment, the Transferee and the partners, members or shareholders of the Transferee are financially sound or have sufficient financial resources to manage the Property for the term of the Loan;

                  (v) the Loan has been placed, or Lender plans to place the Loan, in an offering of Securities (as defined herein) and Lender receives written confirmation from the rating agencies that the Transfer and Assumption will not result in any downgrade, qualification or withdrawal of the ratings assigned to the pool and assets in which the Loan has been placed;

                  (vi) the replacement guarantors and indemnitors shall be satisfactory to Lender, in Lender's sole discretion; and

                  (vii) Borrower has paid any review fee required by Lender.

         (c) If Lender consents to the Transfer and Assumption, the Transferee and/or Borrower as the case may be, shall immediately deliver the following to Lender:

                  (i) Borrower shall deliver to Lender an assumption fee in the amount of one percent of the then unpaid principal balance of the Loan;

                  (ii) Borrower, Transferee, and the original and replacement guarantors and indemnitors shall execute and deliver to Lender any and all documents required by Lender, in form and substance required by Lender, in Lender's sole discretion (the "ASSUMPTION DOCUMENTS"); and

                  (iii) Borrower shall cause to be delivered to Lender, an endorsement to the mortgagee policy of title insurance then insuring the lien created by this Instrument in form and substance acceptable to Lender, in Lender's sole discretion (the "ENDORSEMENT").

         (d) Borrower shall pay to Lender on demand all costs and expenses incurred by Lender in connection with any proposed or actual Transfer and Assumption (irrespective of whether or not the same is consented to or occurs), including without limitation recording costs, title insurance endorsement premiums, and the fees and expenses of attorneys, accountants and rating agencies. At Lender's option, payment of such costs and expenses shall be a condition to Lender's consent.

         (e) Notwithstanding anything contained in this Section to the contrary, (x) under no circumstances may the Property and Loan be transferred and assumed by any party under the terms of this Section more than once during the entire term of the Loan and (y) except based on Lender's written agreement to the Transfer and Assumption and Borrower's and Transferee's compliance with all of the terms and provisions of this Section, the terms and provisions of this Section shall in no way amend or modify the terms and provisions contained in Section 15 of this Instrument.

SECTION 33. TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Instrument and the Loan Documents, or any part thereof, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency rating such Securities (singularly, an "INVESTOR," and collectively, the "INVESTORS") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any guarantor, any indemnitors and/or the Property, whether furnished by Borrower, any guarantor, any indemnitors or otherwise, as Lender determines necessary or desirable. Borrower shall furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or rating agency any and all information available to Lender or to

Borrower concerning the Property, the leases, the financial condition of Borrower, any guarantor and any indemnitor as may be requested by Lender, any Investor or any prospective Investor or rating agency in connection with any sale, transfer or participation interest; PROVIDED, HOWEVER, that Borrower shall only be required to supply such information that is available to Borrower in the ordinary course of Borrower's business and Borrower shall not be required to incur any material out of pocket costs in supplying said information.

SECTION 34. SUCCESSORS AND ASSIGNS BOUND. This Instrument and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever, subject to Section 15 hereof. Notwithstanding the foregoing, Lender shall have no liability under any of the Loan Documents for any matter arising after Lender transfers its interest in the Note to any successor. However, Lender shall continue to have the benefit of all rights having accrued under the Loan Documents theretofore, and all rights under all obligations of indemnification set forth in the Loan Documents for matters arising theretofore, then, and thereafter.

SECTION 35. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages, whether as proceeds of insurance or condemnation awards or otherwise, operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

SECTION 36. ESTOPPEL CERTIFICATE. Borrower shall within ten (10) days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument and attaching true, correct and complete copies of the Note, this Instrument and any other Loan Documents and any and all modifications, amendments and substitutions thereof.

SECTION 37. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

SECTION 38.  MISCELLANEOUS.

         (a) NO ORAL CHANGE. No provision of this Instrument or any of the other Loan Documents may be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, except only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         (b) LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder and under the other Loan Documents shall be joint and several.

         (c) CAPTIONS. The captions and headings of the Sections, paragraphs, and other provisions of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

         (d) DUPLICATE ORIGINALS; COUNTERPARTS. This Instrument and any of the Loan Documents may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Instrument and any of the Loan Documents may be executed in multiple counterparts.

         (e) NUMBER AND GENDER. Whenever the context may require, any pronouns used herein or in any of the Loan Documents shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         (f) SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the performance and repayment of the obligations secured hereby.

         (g) ENTIRE AGREEMENT. The Note, this Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender pertaining to the subject matter hereof and thereof, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto, including the prior agreements evidenced by any application or commitment issued in connection with this transaction. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Loan Documents, except only to the extent expressly set forth in the Loan Documents.

         (h) ACTION THROUGH AGENTS. In exercising any rights hereunder or under any of the Loan Documents or taking any actions provided for herein or therein, Lender may act through its employees, agents or independent contractors as authorized by Lender.

SECTION 39. PARTIAL RELEASE. With respect to that portion of the Property depicted on EXHIBIT "B" attached hereto and made a part hereof (the "PROPOSED RELEASE PARCEL"), Lender shall release the Proposed Release Parcel from the lien of the Mortgage upon written request made not later than sixty (60) days after the date hereof (the "OUTSIDE DATE") provided the following conditions are satisfied on or prior to the Outside Date, it being understood and agreed that no release of the Proposed Release Parcel shall be permitted after the Outside
Date: (i) no Event of Default exists; (ii) Lender reasonably approves the location and legal description of the Proposed Release Parcel and the survey of the Proposed Release Parcel and the remaining Property, and is provided with evidence satisfactory to it that the Proposed Release Parcel constitutes an immaterial portion of the Property and has no value to the Property and no material effect whatsoever upon the Property or the use or operation thereof;
(iv) if Lender requires, Lender shall be provided with an opinion of counsel approved by Lender, and in form and substance satisfactory to Lender, to the effect that the release of the Proposed Release Parcel shall not cause a trust (the "TRUST") to which the Instrument may be sold, transferred or assigned to fail to qualify as a real estate mortgage investment conduit within the meaning of Section 860D of the Internal Revenue Code of 10986, as amended from time to time or any successor statute, or otherwise adversely impact the Trust; (v) the Proposed Release Parcel shall be separately subdivided from the remainder of the Property and that the remainder of the Property is a legally subdivided parcel in conformity with all applicable laws and ordinances and constitutes a separate tax parcel from the Proposed Release Parcel, with separate tax bills for the remainder of the Property after calendar year 2001, such subdivision and separate tax parceling to be accomplished in accordance with all applicable laws and ordinances and demonstrated as such to Lender's reasonable satisfaction;
(vi) Borrower shall provide an endorsement to the Lender's title insurance policy which affirms the first priority lien of this Mortgage on the remainder of the Property and provides subdivision, separate tax parcel, zoning and other coverage reasonably required by Lender; (vii) Borrower demonstrates to Lender's satisfaction that the Proposed Release Parcel does not include any parking spaces, and that no interference with the existing roadway, pavement and other accessways by the remainder of the Property over the Proposed Release Parcel shall occur, and if Lender requires Borrower shall create an easement satisfactory to Lender over and covenant respecting the Proposed Release Parcel for the benefit of the remainder of the Property providing for the continuation of such access and for restrictions concerning the use of the Proposed Release Parcel and the adjoining property with which such Proposed Release Parcel shall be combined (the "Resulting Parcel"), which easement and covenant shall be in form and substance satisfactory to Lender and shall contain substantially the same use restrictions concerning the Resulting Parcel as are set forth in that certain Reciprocal Easement Agreement dated as of the date hereof between Borrower and Third Horizon Group Limited Partnership; and (viii) Borrower shall pay to Lender any reasonable out of pocket costs incurred by Lender in connection with the Proposed Partial Release, including but not limited to Lender's attorneys fees and expenses and all recording fees for the release documents, which fees and expenses shall be paid by Borrower notwithstanding that Lender has disapproved of the Proposed Partial Release.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                   BORROWER:

                                   LAKESHORE MARKETPLACE, LLC,
                                   a Delaware limited liability company

                                   By:      LAKESHORE MARKETPLACE
                                   FINANCE COMPANY, INC.,
                                   a Delaware corporation,
                                   its managing member

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:______________________________

WITNESSES:

-----------------------
Name:_________________

-----------------------
Name:_________________

This instrument was drafted by and return when recorded to:

Alison M. Richter
Sidley Austin Brown & Wood
Bank One Plaza
10 S. Dearborn Street
Chicago, Illinois  60603

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State of                   )
                           )

County of                  )

         The foregoing instrument was acknowledged before me this _____ day of July, 2001, by __________________, the ________________ of Lakeshore Marketplace
Finance Company, Inc., a Delaware corporation, on behalf of the Corporation as managing member of Lakeshore Marketplace, LLC, a Delaware limited liability company.

                                     Notary Public, _____County, _____________

                                         My commission expires: ______________

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                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY

The located in CITY OF NORTON SHORES, Muskegon County, State of Michigan and described as follows:

                  PART OF THE NORTHEAST 1\4 OF SECTION 21, TOWN 9 NORTH, RANGE 16 WEST, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF
         SECTION 21, TOWN 9 NORTH, RANGE 16 WEST; THENCE SOUTH 1 DEGREE 50 MINUTES 01 SECONDS WEST 1823.08 FEET ALONG THE EAST LINE OF SECTION 21, TOWN 9 NORTH, RANGE 16 WEST; THENCE NORTH 88 DEGREES 09 MINUTES 59 SECONDS WEST 50.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECONDS WEST 38.08 FEET PARALLEL, WITH THE EAST LINE OF SAID SECTION 21, THENCE NORTH 88 DEGREES 21 MINUTES 15 SECONDS WEST 10.00 FEET; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECONDS WEST
         675.18 FEET PARALLEL WITH THE EAST LINE OF SAID SECTION 21; THENCE NORTH 88 DEGREES 11 MINUTES 19 SECONDS WEST 476.80 FEET PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST 1\4 OF SAID SECTION 21; THENCE NORTH 43 DEGREES 11 MINUTES 19 SECONDS WEST 98.99 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE NORTH 01 DEGREE 48 MINUTES 41 SECONDS EAST 250.00 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE NORTH 26 DEGREES 45 MINUTES 38 SECONDS WEST 282.77 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE NORTH 38 DEGREES 13 MINUTES 20 SECONDS WEST 812.07 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE NORTH 26 DEGREES 37 MINUTES 20 SECONDS WEST 273.67 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE NORTH 13 DEGREES 25 MINUTES 20 SECONDS WEST 273.67 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE NORTH 01 DEGREE 54 MINUTES 33 SECONDS WEST 817.97 FEET ALONG THE EASTERLY RIGHT-OF-WAY LINE OF THE US-31 ON RAMP; THENCE SOUTHEASTERLY ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF ELLIS ROAD 56.94 FEET ON A 60.00 FOOT RADIUS CURVE TO THE LEFT, LONG CHORD BEARING SOUTH 29 DEGREES 05 MINUTES 43 SECONDS EAST 54.83 FEET; THENCE SOUTH 01 DEGREES 54 MINUTES 33 SECONDS EAST
         383.30 FEET; THENCE SOUTH 88 DEGREES 21 MINUTES 15 SECONDS EAST 224.98 FEET; THENCE NORTH 01 DEGREES 38 MINUTES 45 SECONDS EAST 425.94 FEET; THENCE SOUTH 87 DEGREES 58 MINUTES 07 SECONDS EAST 938.87 FEET ALONG THE SOUTH RIGHT-OF-WAY OF ELLIS ROAD; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECOND WEST 781.13 FEET; THENCE SOUTH 88 DEGREES 09 MINUTES 59 SECONDS EAST 255.00 FEET; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECOND WEST 220.00 FEET PARALLEL WITH THE EAST LINE OF SAID SECTION 21; THENCE NORTH 88 DEGREES 09 MINUTES 59 SECONDS WEST 255.00 FEET; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECOND WEST 215.00

         FEET PARALLEL WITH THE EAST LINE OF SECTION 21; THENCE SOUTH 88 DEGREES 09 MINUTES 59 SECONDS EAST 255.00 FEET; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECOND WEST 80.00 FEET PARALLEL WITH THE EAST LINE OF SAID SECTION 21; THENCE NORTH 88 DEGREES 09 MINUTES 59 SECONDS WEST 255.00 FEET; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECOND WEST 115.91 FEET; THENCE SOUTHERLY 209.77 FEET ON A 265.00 FOOT RADIUS CURVE TO THE LEFT, LONG CHORD BEARING SOUTH 20 DEGREES 50 MINUTES 36 SECONDS EAST 204.33 FEET; THENCE SOUTH 43 DEGREES 31 MINUTES 14 SECONDS EAST 108.58 FEET; THENCE SOUTHEASTERLY 85.77 FEET ON A 150.00 FOOT RADIUS CURVE TO THE RIGHT, LONG CHORD BEARING SOUTH 27 DEGREES 08 MINUTES 23 SECONDS EAST 84.61 FEET; THENCE SOUTHERLY
         41.07 FEET ON A 1163.58 FOOT RADIUS CURVE TO THE RIGHT, LONG CHORD BEARING SOUTH 09 DEGREES 44 MINUTES 52 SECONDS EAST 41.07 FEET; THENCE SOUTH 88 DEGREES 09 MINUTES 59 SECONDS EAST 49.74 FEET TO THE POINT OF BEGINNING.

         EXCEPT THE FOLLOWING DESCRIBED PARCEL IN THE NORTHEAST 1/4 OF SECTION 21, TOWN 9 NORTH, RANGE 16 WEST, CITY OF NORTON SHORES, MUSKEGON COUNTY, MICHIGAN, DESCRIBED AS: COMMENCE AT THE NORTHEST CORNER OF SAID
         SECTION 21; THENCE NORTH 87 DEGREES 58 MINUTES 07 SECONDS WEST ALONG THE NORTH LINE OF SAID SECTION 21, A DISTANCE OF 50.00 FEET; THENCE SOUTH 01 DEGREE 50 MINUTES 01 SECONDS WEST PARALLEL WITH THE EAST LINE OF SAID SECTION, A DISTANCE OF 33.00 FEET; THENCE NORTH 87 DEGREES 58 MINUTES 07 SECONDS WEST PARALLEL WITH THE NORTH LINE OF SAID SECTION 21, AND ALONG THE SOUTH LINE OF ELLIS ROAD, A DISTANCE OF 295.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01 DEGREES 50 MINUTES 01 SECONDS WEST PARALLEL WITH THE EAST LINE OF SAID SECTION 21, AND ALONG THE WEST LINE OF A 40.00 FOOT INGRESS, EGRESS EASEMENT, A DISTANCE OF
         314.47 FEET TO THE NORTH LINE OF THE EXISTING BUILDING AND IT'S EXTENION, BEING THE NORTH BUILDING OF LAKE SHORE MARKET PLACE MALL; THENCE NORTH 88 DEGREES 21 MINUTES 00 SECONDS WEST ALONG SAID LINE AND IT'S EXTENSION, A DISTANCE OF 772.73 FEET TO THE EAST LINE OF A 81.43 FOOT WATER, SEWER, AND STORM EASEMENT; THENCE NORTH 01 DEGREE 38 MINUTES 45 SECONDS EAST ALONG SAID LINE, A DISTANCE OF 319.62 FEET, MORE OR LESS, TO THE SOUTH LINE OF ELLIS ROAD; THENCE SOUTH 87 DEGREES 58 MINUTES 07 SECONDS EAST ALONG SAID LINE, A DISTANCE OF 773.78 FEET TO THE POINT OF BEGINNING.

         TOGETHER WITH A SIGN EASEMENT AGREEMENT RECORDED ON ______________, IN LIBER _____ ON PAGE _____.

         ALSO, TOGETHER WITH A RECIPROCAL EASEMENT AGREEMENT RECORDED ON ___________________, IN LIBER ______ ON PAGE _____.


                                       56

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                                    EXHIBIT B

                  LEGAL DESCRIPTION OF PROPOSED RELEASE PARCEL

PARCEL LOCATED IN PART OF THE NORTHEAST QUARTER OF SECTION 21, TOWN 9 NORTH, RANGE 16 WEST, CITY OF NORTON SHORES, COUNTY OF MUSKEGON, MICHIGAN.

COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 21; THENCE NORTH 87 DEGREES 58 MINUTES 07 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION, A DISTANCE OF
50.00 FEET; THENCE SOUTH 01 DEGREES 50 MINUTES 01 SECONDS WEST, PARALLEL WITH THE EAST LINE OF SECTION AND BEING THE WEST RIGHT-OF-WAY OF HARVEY STREET, A DISTANCE OF 1823.26 FEET; THENCE NORTH 88 DEGREES 09 MINUTES 59 SECONDS WEST, A DISTANCE OF 49.74 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 88 DEGREES 09 MINUTES 59 SECONDS WEST, A DISTANCE OF 28.26 FEET; THENCE NORTH 44 DEGREES 11 MINUTES 02 SECONDS WEST, A DISTANCE OF 180.95 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT, AN ARC DISTANCE OF 58.15 FEET, SAID CURVE DATA BEING (R = 67.00, DELTA = 49 DEGREES 43 MINUTES 45 SECONDS, L.C. = 56.34, L.C.B. = NORTH 19 DEGREES 19 MINUTES 07 SECONDS WEST); THENCE NORTH 05 DEGREES 32 MINUTES 47 SECONDS EAST, A DISTANCE OF 75.95 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE TO THE LEFT, AN ARC DISTANCE OF
79.50 FEET, SAID CURVE DATA BEING (R = 265.00, DELTA = 17 DEGREES 11 MINUTES 12 SECONDS, L.C. = 79.19, L.C.B. = SOUTH 34 DEGREES 55 MINUTES 38 SECONDS EAST); THENCE SOUTH 43 DEGREES 31 MINUTES 16 SECONDS EAST, A DISTANCE OF 108.58 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE TO THE RIGHT, AN ARC DISTANCE OF
85.77 FEET, SAID CURVE DATA BEING (R = 150.00, DELTA = 32 DEGREES 45 MINUTES 41 SECONDS, L.C. = 84.61, L.C.B. = SOUTH 27 DEGREES 08 MINUTES 24 SECONDS WEST) TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE TO THE RIGHT, AN ARC DISTANCE OF 41.07 FEET, SAID CURVE DATA BEING (R = 1163.58, DELTA = 02 DEGREES 01 MINUTES 21 SECONDS, L.C. = 41.07, L.C.B. = SOUTH 09 DEGREES 44 MINUTES 52 SECONDS EAST) TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINS 0.36 ACRES MORE OR LESS.


                                       57